4th Quarter 2014 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION		DUKE ENERGY OHIO SUPPLEMENT
3	Consolidating Statement of Operations	24	Consolidating Statement of Operations
5	Consolidating Balance Sheet
NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT
REGULATED UTILITIES
7	Consolidating Segment Income	26	Duke Energy Corporation
9	Consolidating Balance Sheet	27	Duke Energy Ohio
11	Operating Statistics (Regulated Utilities)
13	Operating Statistics (Duke Energy Carolinas)
15	Operating Statistics (Duke Energy Progress)
17	Operating Statistics (Duke Energy Florida)
19	Operating Statistics (Duke Energy Ohio - Electric)
21	Operating Statistics (Duke Energy Ohio - Natural Gas)
22	Operating Statistics (Duke Energy Indiana)

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Twelve Months Ended December 31, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power (a)	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,693	$—	$—	$(2)	$(141)	$21,550
Nonregulated electric, natural gas and other	—	1,417	255	107	23	1,802
Regulated natural gas	578	—	—	—	(5)	573
Total operating revenues	22,271	1,417	255	105	(123)	23,925
Operating Expenses
Fuel used in electric generation and purchased power - regulated	7,686	—	—	—	—	7,686
Fuel used in electric generation and purchased power - nonregulated	—	486	24	26	(3)	533
Cost of natural gas and other	185	63	—	—	—	248
Operation, maintenance and other(b)(c)	5,205	352	212	197	(110)	5,856
Depreciation and amortization	2,759	97	92	118	—	3,066
Property and other taxes	1,189	9	19	(4)	—	1,213
Impairment charges(d)	2	—	94	(15)	—	81
Total operating expenses	17,026	1,007	441	322	(113)	18,683
Gains on Sales of Other Assets and Other, Net	4	6	—	6	—	16
Operating Income (Loss)	5,249	416	(186)	(211)	(10)	5,258
Other Income and Expenses	267	190	18	45	(22)	498
Interest Expense	1,093	93	58	400	(22)	1,622
Income (Loss) from Continuing Operations Before Income Taxes	4,423	513	(226)	(566)	(10)	4,134
Income Tax Expense (Benefit)(e)	1,628	449	(171)	(237)	—	1,669
Income (Loss) from Continuing Operations	2,795	64	(55)	(329)	(10)	2,465
Less: Net Income Attributable to Noncontrolling Interest	—	9	—	5	—	14
Segment Income (Loss) / Net Expense	$2,795	$55	$(55)	$(334)	$(10)	$2,451
Loss from Discontinued Operations, Net of Tax(f)						(568)
Net Income Attributable to Duke Energy Corporation						$1,883

(a)
Commercial Power includes Duke Energy's renewables portfolio, Ohio Valley Electric Corporations (OVEC), Beckjord Steam Station, costs related to MISO Transmission Expansion Project (MTEP) and Regional Transmission Expansion Plan (RTEP), and corporate allocations that were not classified as discontinued operations.

(b)	The amount for Commercial Power includes corporate costs related to the nonregulated Midwest generation disposal group that were not classified as discontinued operations.

(c)
Regulated Utilities includes a litigation reserve of $102 million related to the federal grand jury investigation of the February 2014 Dan River coal ash spill and ash basin operations at other North Carolina coal plants.

(d)    The amount for Commercial Power includes an impairment taken related to OVEC.
(e)    International Energy includes a tax adjustment of $373 million related to a dividend declaration of historical undistributed earnings.
(f)    See page 26 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Twelve Months Ended December 31, 2013(a)
(in millions)	Regulated Utilities	International Energy	Commercial Power (b)	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$20,397	$—	$6	$59	$(133)	$20,329
Nonregulated electric, natural gas and other	—	1,546	254	116	—	1,916
Regulated natural gas	513	—	—	—	(2)	511
Total operating revenues	20,910	1,546	260	175	(135)	22,756
Operating Expenses
Fuel used in electric generation and purchased power - regulated	7,108	—	—	—	—	7,108
Fuel used in electric generation and purchased power - nonregulated	—	454	41	56	(11)	540
Cost of natural gas and other	152	72	—	—	—	224
Operation, maintenance and other(c)	4,912	364	250	258	(111)	5,673
Depreciation and amortization	2,323	100	110	135	—	2,668
Property and other taxes	1,232	10	24	8	—	1,274
Impairment charges(d)	399	—	—	—	—	399
Total operating expenses	16,126	1,000	425	457	(122)	17,886
Gains (Losses) on Sales of Other Assets and Other, Net	7	3	(23)	(3)	—	(16)
Operating Income (Loss)	4,791	549	(188)	(285)	(13)	4,854
Other Income and Expenses	221	125	13	131	(6)	484
Interest Expense	986	86	61	416	(6)	1,543
Income (Loss) from Continuing Operations Before Income Taxes	4,026	588	(236)	(570)	(13)	3,795
Income Tax Expense (Benefit)	1,522	166	(148)	(335)	—	1,205
Income (Loss) from Continuing Operations	2,504	422	(88)	(235)	(13)	2,590
Less: Net Income Attributable to Noncontrolling Interest	—	14	—	3	(1)	16
Segment Income (Loss) / Net Expense	$2,504	$408	$(88)	$(238)	$(12)	$2,574
Income from Discontinued Operations, Net of Tax(e)						91
Net Income Attributable to Duke Energy Corporation						$2,665

(a)	Prior periods reflect reclassifications due to the impact of discontinued operations.

(b)
Commercial Power includes Duke Energy's renewables portfolio, OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(c)	The amount for Commercial Power includes corporate costs related to the nonregulated Midwest generation disposal group that were not classified as discontinued operations.

(d)
The amount for Regulated Utilities is primarily comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Crystal River Unit 3 regulatory asset, a $65 million charge for the write-off of the wholesale portion of the Levy investments and a $22 million charge resulting from the decision to suspend application of two proposed nuclear units at the Harris nuclear station.

(e)	See page 26 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY CORPORATION
Consolidating Balance Sheet - Assets
(Unaudited)

	December 31, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$56	$1,680	$9	$291	$—	$2,036
Receivables, net	437	192	—	170	(8)	791
Restricted receivables of variable interest entities, net	1,934	—	39	—	—	1,973
Receivables from affiliated companies	60	129	650	12,788	(13,627)	—
Notes receivable from affiliated companies	356	—	111	561	(1,028)	—
Inventory	3,348	82	5	24	—	3,459
Assets held for sale	—	—	364	—	—	364
Regulatory assets	1,027	—	—	88	—	1,115
Other	1,395	44	161	229	8	1,837
Total current assets	8,613	2,127	1,339	14,151	(14,655)	11,575
Investments and Other Assets
Investment in equity method unconsolidated affiliates	3	69	258	28	—	358
Investments and advances to (from) subsidiaries	76	(20)	(5)	44,020	(44,071)	—
Nuclear decommissioning trust funds	5,546	—	—	—	—	5,546
Goodwill	15,950	307	64	—	—	16,321
Assets held for sale	—	—	2,642	—	—	2,642
Other	1,856	1,174	130	1,069	(1,221)	3,008
Total investments and other assets	23,431	1,530	3,089	45,117	(45,292)	27,875
Property, Plant and Equipment
Cost	97,130	3,305	2,840	1,586	—	104,861
Accumulated depreciation and amortization	(32,634)	(979)	(339)	(872)	—	(34,824)
Generation facilities to be retired, net	9	—	—	—	—	9
Net property, plant and equipment	64,505	2,326	2,501	714	—	70,046
Regulatory Assets and Deferred Debits
Regulatory assets	10,504	—	70	468	—	11,042
Other	96	5	34	36	—	171
Total regulatory assets and deferred debits	10,600	5	104	504	—	11,213
Total Assets	107,149	5,988	7,033	60,486	(59,947)	120,709
Segment reclassifications, intercompany balances and other	(492)	(856)	(755)	(58,033)	60,136	—
Reportable Segment Assets	$106,657	$5,132	$6,278	$2,453	$189	$120,709

DUKE ENERGY CORPORATION
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	December 31, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,938	$33	$27	$273	$—	$2,271
Accounts payable to affiliated companies	13,051	5	184	333	(13,573)	—
Notes payable to affiliated companies	124	—	459	448	(1,031)	—
Notes payable and commercial paper	—	—	—	2,514	—	2,514
Taxes accrued	478	1,159	(73)	(995)	—	569
Interest accrued	296	23	1	109	(11)	418
Current maturities of long-term debt	2,259	8	84	456	—	2,807
Liabilities associated with assets held for sale	—	—	262	—	—	262
Regulatory liabilities	204	—	—	—	—	204
Other	1,593	107	65	461	(38)	2,188
Total current liabilities	19,943	1,335	1,009	3,599	(14,653)	11,233
Long-Term Debt	24,782	991	984	10,456	—	37,213
Notes Payable to Affiliated Companies	475	—	—	747	(1,222)	—
Deferred Credits and Other Liabilities
Deferred income taxes	14,159	(565)	831	(1,002)	—	13,423
Investment tax credits	427	—	—	—	—	427
Accrued pension and post-retirement benefit costs	749	1	38	357	—	1,145
Liabilities associated with assets held for sale	—	—	35	—	—	35
Asset retirement obligations	8,425	2	39	—	—	8,466
Regulatory liabilities	6,129	—	—	64	—	6,193
Other	1,070	75	129	401	—	1,675
Total deferred credits and other liabilities	30,959	(487)	1,072	(180)	—	31,364
Equity
Total Duke Energy Corporation shareholders' equity	30,990	4,108	3,954	45,895	(44,072)	40,875
Noncontrolling interests	—	41	14	(31)	—	24
Total equity	30,990	4,149	3,968	45,864	(44,072)	40,899
Total Liabilities and Equity	107,149	5,988	7,033	60,486	(59,947)	120,709
Segment reclassifications, intercompany balances and other	(492)	(856)	(755)	(58,033)	60,136	—
Reportable Segment Liabilities and Equity	$106,657	$5,132	$6,278	$2,453	$189	$120,709

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$7,356	$5,176	$4,975	$1,316	$3,175	$(305)	$21,693
Regulated natural gas	—	—	—	578	—	—	578
Total operating revenues	7,356	5,176	4,975	1,894	3,175	(305)	22,271
Operating Expenses
Fuel used in electric generation and purchased power - regulated	2,118	2,025	2,158	459	1,259	(333)	7,686
Cost of natural gas	—	—	—	185	—	—	185
Operation, maintenance and other(a)	1,890	1,413	819	420	652	11	5,205
Depreciation and amortization	1,009	582	545	211	413	(1)	2,759
Property and other taxes	316	174	343	230	128	(2)	1,189
Impairment charges	—	—	2	—	—	—	2
Total operating expenses	5,333	4,194	3,867	1,505	2,452	(325)	17,026
Gains on Sales of Other Assets and Other, Net	—	3	1	1	—	(1)	4
Operating Income	2,023	985	1,109	390	723	19	5,249
Other Income and Expenses(b)	172	51	20	10	22	(8)	267
Interest Expense	407	234	201	81	171	(1)	1,093
Income from Continuing Operations Before Income Taxes	1,788	802	928	319	574	12	4,423
Income Tax Expense	637	304	361	117	204	5	1,628
Segment Income	$1,151	$498	$567	$202	$370	$7	$2,795

(a)
Duke Energy Carolinas and Duke Energy Progress include $72 million and $30 million, respectively related to the federal grand jury investigation of the February 2014 Dan River coal ash spill and ash basin operations at other North Carolina coal plants.

(b)
Includes an equity component of allowance for funds used during construction of $91 million for Duke Energy Carolinas, $25 million for Duke Energy Progress, $4 million for Duke Energy Ohio, and $14 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2013
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$6,930	$4,960	$4,527	$1,252	$2,926	$(198)	$20,397
Regulated natural gas	—	—	—	513	—	—	513
Total operating revenues	6,930	4,960	4,527	1,765	2,926	(198)	20,910
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,956	1,896	1,927	429	1,131	(231)	7,108
Cost of natural gas	—	—	—	152	—	—	152
Operation, maintenance and other	1,715	1,280	859	435	623	—	4,912
Depreciation and amortization	921	534	330	200	342	(4)	2,323
Property and other taxes	374	223	327	237	71	—	1,232
Impairment charges (a)	—	22	358	5	—	14	399
Total operating expenses	4,966	3,955	3,801	1,458	2,167	(221)	16,126
Gains on Sales of Other Assets and Other, Net	—	1	1	5	—	—	7
Operating Income	1,964	1,006	727	312	759	23	4,791
Other Income and Expenses (b)	120	57	30	4	18	(8)	221
Interest Expense	359	201	180	74	170	2	986
Income from Continuing Operations Before Income Taxes	1,725	862	577	242	607	13	4,026
Income Tax Expense	652	316	228	91	233	2	1,522
Segment Income	$1,073	$546	$349	$151	$374	$11	$2,504

(a)
Amount for Duke Energy Progress is comprised of a $22 million charge related to the decision to suspend application of two proposed nuclear units at the Harris nuclear station. Amount for Duke Energy Florida is comprised of a $295 million charge related to the agreement to forgo recovery of a portion of the Crystal River Unit 3 regulatory asset and a $65 million charge to write-off the wholesale portion of the Levy investments.

(b)
Includes an equity component of allowance for funds used during construction of $91 million for Duke Energy Carolinas, $42 million for Duke Energy Progress, $8 million for Duke Energy Florida, $1 million for Duke Energy Ohio and $15 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Balance Sheet - Assets
(Unaudited)

	December 31, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments (a)	Regulated Utilities
Current Assets
Cash and cash equivalents	$13	$9	$8	$20	$6	$—	$56
Receivables, net	129	43	84	93	87	1	437
Restricted receivables of variable interest entities, net	647	436	305	—	—	546	1,934
Receivables from affiliated companies	75	10	40	202	108	(375)	60
Notes receivable from affiliated companies	150	237	—	35	—	(66)	356
Inventory	1,124	966	623	97	537	1	3,348
Regulatory assets	399	287	203	31	93	14	1,027
Other	62	381	539	84	307	22	1,395
Total current assets	2,599	2,369	1,802	562	1,138	143	8,613
Investments and Other Assets
Investment in equity method unconsolidated affiliates	—	1	2	—	—	—	3
Investments and advances to subsidiaries	29	30	—	—	—	17	76
Nuclear decommissioning trust funds	3,042	1,701	803	—	—	—	5,546
Goodwill	—	—	—	920	—	15,030	15,950
Other	959	412	202	26	248	9	1,856
Total investments and other assets	4,030	2,144	1,007	946	248	15,056	23,431
Property, Plant and Equipment
Cost	37,372	24,207	14,433	7,141	13,034	943	97,130
Accumulated depreciation and amortization	(12,700)	(9,021)	(4,478)	(2,213)	(4,219)	(3)	(32,634)
Generation facilities to be retired, net	—	—	—	9	—	—	9
Net property, plant and equipment	24,672	15,186	9,955	4,937	8,815	940	64,505
Regulatory Assets and Deferred Debits
Regulatory assets	2,465	2,632	2,733	455	685	1,534	10,504
Other	42	34	39	8	24	(51)	96
Total regulatory assets and deferred debits	2,507	2,666	2,772	463	709	1,483	10,600
Total Assets	33,808	22,365	15,536	6,908	10,910	17,622	107,149
Segment reclassifications, intercompany balances and other	(137)	(411)	(66)	—	(26)	148	(492)
Reportable Segment Assets	$33,671	$21,954	$15,470	$6,908	$10,884	$17,770	$106,657

(a)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	December 31, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments (a)	Regulated Utilities
Current Liabilities
Accounts payable	$709	$476	$365	$209	$179	$—	$1,938
Accounts payable to affiliated companies	148	120	70	205	10	12,498	13,051
Notes payable to affiliated companies	—	—	84	32	71	(63)	124
Taxes accrued	146	47	65	163	54	3	478
Interest accrued	95	81	47	19	56	(2)	296
Current maturities of long-term debt	507	945	562	157	5	83	2,259
Regulatory liabilities	34	71	35	10	54	—	204
Other	434	409	586	59	98	7	1,593
Total current liabilities	2,073	2,149	1,814	854	527	12,526	19,943
Long-Term Debt	7,584	5,256	4,298	1,584	3,636	2,424	24,782
Notes Payable to Affiliated Companies	300	—	—	25	150	—	475
Deferred Credits and Other Liabilities
Deferred income taxes	5,832	2,897	2,470	1,331	1,591	38	14,159
Investment tax credits	204	79	—	5	139	—	427
Accrued pension and post-retirement benefit costs	111	290	221	46	82	(1)	749
Asset retirement obligations	3,428	3,905	806	27	32	227	8,425
Regulatory liabilities	2,710	1,832	547	241	796	3	6,129
Other	642	90	158	93	90	(3)	1,070
Total deferred credits and other liabilities	12,927	9,093	4,202	1,743	2,730	264	30,959
Equity	10,924	5,867	5,222	2,702	3,867	2,408	30,990
Total Liabilities and Equity	33,808	22,365	15,536	6,908	10,910	17,622	107,149
Segment reclassifications, intercompany balances and other	(137)	(411)	(66)	—	(26)	148	(492)
Reportable Segment Liabilities and Equity	$33,671	$21,954	$15,470	$6,908	$10,884	$17,770	$106,657

(a)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	87,148	83,305
Nuclear	67,809	66,882
Hydro	2,154	3,388
Oil & gas	49,430	49,672
Renewable energy	13	13
Total generation (b)	206,554	203,260
Purchased power and net interchange (c)	31,976	29,898
Total sources of energy	238,530	233,158
Less: Line loss and company usage	11,430	10,928
Total GWh Sources	227,100	222,230
Electric Energy Sales (GWh) (d)
Residential	83,348	80,593
General service	76,640	75,513
Industrial	51,772	51,056
Other energy and wholesale	36,131	35,353
Change in unbilled	(504)	(275)
Total GWh Sales	247,387	242,240
Owned MW Capacity (a)
Summer	49,600	49,626
Winter	53,191	53,020
Nuclear Capacity Factor (%) (e)	93	93

(a)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$9,286	$8,581
General service	6,404	6,102
Industrial	3,183	3,006
Other energy and wholesale (a)	2,346	2,248
Change in unbilled	(29)	13
Total Revenues	$21,190	$19,950
Average Number of Customers (in thousands)
Residential	6,282	6,214
General service	943	937
Industrial	18	19
Other energy and wholesale	23	22
Total Average Number of Customers	7,266	7,192

(a)	Net of Joint Dispatch Agreement (JDA) intercompany sales.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	31,596	29,362
Nuclear	42,381	43,607
Hydro	1,185	2,091
Oil & gas	7,878	8,654
Renewable energy	13	13
Total generation (b)	83,053	83,727
Purchased power and net interchange (c)	9,602	7,083
Total sources of energy	92,655	90,810
Less: Line loss and company usage	5,010	5,020
Total GWh Sources	87,645	85,790
Electric Energy Sales (GWh) (d)
Residential	27,976	26,895
General service	28,421	27,764
Industrial	21,577	21,070
Other energy and wholesale	9,995	10,215
Change in unbilled	(324)	(154)
Total GWh Sales	87,645	85,790
Owned MW Capacity (a)
Summer	19,589	19,729
Winter	20,550	20,482
Nuclear Capacity Factor (%) (e)	92	96

(a)	Statistics reflect Duke Energy Carolinas' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,951	$2,698
General service	2,271	2,193
Industrial	1,267	1,186
Other energy and wholesale	590	544
Change in unbilled	(27)	1
Total Revenues	$7,052	$6,622
Average Number of Customers (in thousands)
Residential	2,089	2,068
General service	342	339
Industrial	7	7
Other energy and wholesale	14	14
Total Average Number of Customers	2,452	2,428

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	15,882	14,957
Nuclear	25,428	23,275
Hydro	669	965
Oil & gas	17,591	16,610
Total generation (b)	59,570	55,807
Purchased power and net interchange (c)	5,956	6,788
Total sources of energy	65,526	62,595
Less: Line loss and company usage	2,655	2,391
Total GWh Sources	62,871	60,204
Electric Energy Sales (GWh) (d)
Residential	18,201	17,323
General service	15,385	15,066
Industrial	10,321	10,624
Other energy and wholesale	18,923	17,203
Change in unbilled	41	(12)
Total GWh Sales	62,871	60,204
Owned MW Capacity (a)
Summer	12,221	12,270
Winter	13,334	13,335
Nuclear Capacity Factor (%) (e)	95	87

(a)	Statistics reflect Duke Energy Progress' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,913	$1,822
General service	1,310	1,290
Industrial	668	686
Other energy and wholesale	1,279	1,162
Change in unbilled	(1)	7
Total Revenues	$5,169	$4,967
Average Number of Customers (in thousands)
Residential	1,257	1,242
General service	223	222
Industrial	4	4
Other energy and wholesale	2	2
Total Average Number of Customers	1,486	1,470

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	11,729	10,634
Oil & gas	23,030	23,225
Total generation (b)	34,759	33,859
Purchased power and net interchange (c)	6,133	6,719
Total sources of energy	40,892	40,578
Less: Line loss and company usage	2,189	2,604
Total GWh Sources	38,703	37,974
Electric Energy Sales (GWh) (d)
Residential	19,003	18,508
General service	14,945	14,877
Industrial	3,267	3,206
Other energy and wholesale	1,454	1,544
Change in unbilled	34	(161)
Total GWh Sales	38,703	37,974
Owned MW Capacity (a)
Summer	9,072	9,095
Winter	10,109	10,191

(a)	Statistics reflect Duke Energy Florida's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,628	$2,377
General service	1,573	1,445
Industrial	300	273
Other energy and wholesale	427	408
Change in unbilled	13	(5)
Total Revenues	$4,941	$4,498
Average Number of Customers (in thousands)
Residential	1,501	1,478
General service	191	189
Industrial	2	2
Other energy and wholesale	2	2
Total Average Number of Customers	1,696	1,671

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	3,041	3,678
Gas	16	4
Total generation (b)	3,057	3,682
Purchased power and net interchange (c)	1,781	1,201
Total sources of energy	4,838	4,883
Less: Line loss and company usage	390	336
Total GWh Sources	4,448	4,547
Electric Energy Sales (GWh) (d)
Residential	8,831	8,719
General service	9,526	9,447
Industrial	5,963	5,771
Other energy and wholesale	497	626
Change in unbilled	(82)	(6)
Total GWh Sales	24,735	24,557
Owned MW Capacity (a)
Summer	1,225	1,039
Winter	1,327	1,141

(a)	Statistics reflect Duke Energy Ohio's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include only Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$707	$689
General service	439	415
Industrial	116	106
Other energy and wholesale	29	24
Change in unbilled	(5)	(1)
Total Revenues	$1,286	$1,233
Average Number of Electric Customers (in thousands)
Residential	742	737
General service	86	86
Industrial	3	3
Other energy and wholesale	3	3
Total Average Number of Customers	834	829

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Natural Gas)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
MCF Sales (a)
Residential	41,040,532	37,840,736
General service	25,541,023	23,329,465
Industrial	7,379,010	6,311,201
Other energy and wholesale	21,047,330	21,496,630
Change in unbilled	(1,732,000)	136,000
Total MCF Sales	93,275,895	89,114,032
Revenues from Distribution of Natural Gas (in millions)
Residential	$380	$335
General service	154	132
Industrial	22	19
Other energy and wholesale	21	21
Change in unbilled	(5)	—
Total Revenues	$572	$507
Average Number of Natural Gas Customers (in thousands)
Residential	473	470
General service	43	43
Industrial	2	2
Total Average Number of Customers	518	515

(a)	Represents non-weather normalized billed sales, with gas delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	24,900	24,674
Hydro	300	332
Gas	915	1,179
Total generation (b)	26,115	26,185
Purchased power and net interchange (c)	8,504	8,107
Total sources of energy	34,619	34,292
Less: Line loss and company usage	1,186	577
Total GWh Sources	33,433	33,715
Electric Energy Sales (GWh) (d)
Residential	9,337	9,148
General service	8,363	8,359
Industrial	10,644	10,385
Other energy and wholesale	5,262	5,765
Change in unbilled	(173)	58
Total GWh Sales	33,433	33,715
Owned MW Capacity (a)
Summer	7,493	7,493
Winter	7,871	7,871

(a)	Statistics reflect Duke Energy Indiana's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,087	$995
General service	811	759
Industrial	832	755
Other energy and wholesale	327	308
Change in unbilled	(9)	11
Total Revenues	$3,048	$2,828
Average Number of Customers (in thousands)
Residential	693	688
General service	100	100
Industrial	3	3
Other energy and wholesale	2	2
Total Average Number of Customers	798	793

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Twelve Months Ended December 31, 2014
	Regulated Utilities		Commercial Power (a)	Other	Duke Energy Ohio
(in millions)	Ohio Transmission& Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$947	$369	$—	$—	$1,316
Nonregulated electric, natural gas and other	—	—	19	—	19
Regulated natural gas	454	124	—	—	578
Total operating revenues	1,401	493	19	—	1,913
Operating Expenses
Fuel used in electric generation and purchased power - regulated	287	172	—	—	459
Fuel used in electric generation and purchased power - nonregulated	—	—	25	—	25
Cost of natural gas and other	125	60	—	—	185
Operation, maintenance and other(b)	287	133	78	18	516
Depreciation and amortization	167	44	2	1	214
Property and other taxes	216	14	3	1	234
Impairment charges(c)	—	—	94	—	94
Total operating expenses	1,082	423	202	20	1,727
Gain on Sales of Other Assets and Other, net	1	—	—	—	1
Operating Income (Loss)	320	70	(183)	(20)	187
Other Income and Expenses	8	2	—	—	10
Interest Expense	65	16	5	—	86
Income (Loss) Before Income Taxes	263	56	(188)	(20)	111
Income Tax Expense (Benefit)	96	21	(67)	(7)	43
Segment Income (Loss) / Net Expense	$167	$35	$(121)	$(13)	$68
Loss from Discontinued Operations, Net of Tax(d)					(563)
Net Loss					$(495)

(a)	Commercial Power includes OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(b)	The amount for Commercial Power includes corporate costs related to the nonregulated Midwest generation disposal group that were not classified as discontinued operations.

(c)	The amount for Commercial Power includes an impairment taken related to OVEC.

(d)	See page 27 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Twelve Months Ended December 31, 2013(a)
	Regulated Utilities		Commercial Power (b)	Other	Duke Energy Ohio
(in millions)	Ohio Transmission & Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$908	$344	$6	$—	$1,258
Nonregulated electric, natural gas and other	—	—	34	—	34
Regulated natural gas	406	107	—	—	513
Total operating revenues	1,314	451	40	—	1,805
Operating Expenses
Fuel used in electric generation and purchased power - regulated	286	143	—	(1)	428
Fuel used in electric generation and purchased power - nonregulated	—	—	41	—	41
Cost of natural gas and other	106	46	—	—	152
Operation, maintenance and other(c)	313	122	82	29	546
Depreciation and amortization	155	45	13	—	213
Property and other taxes	224	13	5	—	242
Impairment charges	5	—	—	—	5
Total operating expenses	1,089	369	141	28	1,627
Gain on Sales of Other Assets and Other, net	2	3	—	(1)	4
Operating Income (Loss)	227	85	(101)	(29)	182
Other Income and Expenses	2	2	—	(2)	2
Interest Expense	58	16	—	—	74
Income (Loss) before Income Taxes	171	71	(101)	(31)	110
Income Tax Expense (Benefit)	65	26	(36)	(12)	43
Segment Income (Loss) / Net Expense	$106	$45	$(65)	$(19)	$67
Income from Discontinued Operations, Net of Tax(d)					35
Net Income					$102

(a)	Prior periods reflect reclassifications due to the impact of discontinued operations.

(b)	Commercial Power includes OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(c)	The amount for Commercial Power includes corporate costs related to the nonregulated Midwest generation disposal group that were not classified as discontinued operations.

(d)	See page 27 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT
Duke Energy Corporation
(Unaudited)

	Twelve Months Ended December 31,
(in millions)	2014	2013
Operating Revenues	$1,748	$1,885
Operating Expenses
Fuel used in electric generation and purchased power - nonregulated	1,288	1,314
Cost of coal and other	20	30
Operation, maintenance and other	266	232
Depreciation and amortization	35	141
Property and other taxes	30	24
Impairment charges	929	—
Total operating expenses	2,568	1,741
Gains on Sales of Other Assets and Other, net	2	1
Operating (Loss) Income	(818)	145
Other Income and Expenses	(1)	(1)
Interest Expense	(1)	3
(Loss) Income before Income Taxes	(818)	141
Income Tax (Benefit) Expense	(294)	56
(Loss) Income from the Nonregulated Midwest Generation Disposal Group	$(524)	$85

Note: This schedule is a supplemental presentation of the components of (Loss) Income from Discontinued Operations, net of tax, as presented on pages 3 and 4. The amounts presented relate only to the nonregulated Midwest generation disposal group.

NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT
Duke Energy Ohio
(Unaudited)

	Twelve Months Ended December 31,
(in millions)	2014	2013
Operating Revenues	$1,299	$1,503
Operating Expenses
Fuel used in electric generation and purchased power - nonregulated	854	1,013
Cost of coal and other	16	32
Operation, maintenance and other	255	225
Depreciation and amortization	35	141
Property and other taxes	29	23
Impairment charges	959	—
Total operating expenses	2,148	1,434
Operating (Loss) Income	(849)	69
Other Income and Expenses	—	1
Interest Expense	14	3
(Loss) Income before Income Taxes	(863)	67
Income Tax (Benefit) Expense	(300)	32
(Loss) Income from the Nonregulated Midwest Generation Disposal Group	$(563)	$35

Note: This schedule is a supplemental presentation of the components of (Loss) Income from Discontinued Operations, net of tax, as presented on pages 24 and 25. The amounts presented relate only to the nonregulated Midwest generation disposal group.